SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

DRYCLEAN USA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 3, 2009, a renewal until October 30, 2010 of the Company’s existing $2,250,000 revolving line of credit facility with Wachovia Bank, National Association (the “Lender”) became effective pursuant to a letter dated October 27, 2009 received from the Lender on November 3, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
4.01 Letter, dated October 27, 2009, from Wachovia Bank, National Association, among other things, extending the Company’s revolving credit facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRYCLEAN USA, Inc.
	By:	/s/ Michael S. Steiner
Date: November 4, 2009	Michael S. Steiner President

EXHIBIT INDEX

Exhibit No.	Description

4.01	Letter, dated October 27, 2009, from Wachovia Bank, National Association, among other things, extending the Company’s revolving credit facility.